================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                            SCHEDULE 14A INFORMATION
                                 PROXY STATEMENT
       (PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934)
                                (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[_] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[_]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[_]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               SOUND ADVICE, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]   No Fee Required
[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1) Title of each class of securities to which transaction applies:
        (2) Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        (4) Proposed maximum aggregate value of transaction:
        (5) Total fee paid:
[_]   Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1) Amount Previously Paid:
         (2) Form, Schedule or Registration Statement No.:
         (3) Filing Party:
         (4) Date Filed:

================================================================================

                               SOUND ADVICE, INC.

                            1901 TIGERTAIL BOULEVARD
                           DANIA BEACH, FLORIDA 33004

                              --------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER ___, 1999

                              --------------------

To Our Shareholders:

         The 1999 Annual Meeting of Shareholders of Sound Advice, Inc. (the "Company") will be held on [________, October ___,] 1999, at 9:00 a.m., local time, at the Hollywood Sound Advice Store, 4150 North 28th Terrace, Hollywood, Florida 33021, for the following purposes:

         1.       To elect a board of five directors;

         2. The approval of the adoption of the Company's Articles of Incorporation to create three classes of directors to serve for three-year staggered terms;

         3. The approval of the adoption of the Company's 1999 Stock Option Plan; and

         4. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

         The Board of Directors has fixed Friday, August 27, 1999, as the record date for the determination of shareholders entitled to vote at the 1999 Annual Meeting of Shareholders. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the meeting or any postponement or adjournment thereof.

         Copies of the Company's Proxy Statement and annual report for the year ended January 31, 1999 accompany this notice.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                                     By Order of the Board of Directors

                                     /s/    MICHAEL BLUMBERG
                                            ------------------------------------
                                            Michael Blumberg
                                            SECRETARY

Dania Beach, Florida
September __, 1999

                               SOUND ADVICE, INC.
                            1901 TIGERTAIL BOULEVARD
                           DANIA BEACH, FLORIDA 33004

                           --------------------------

                                 PROXY STATEMENT

                           --------------------------

                                  INTRODUCTION

GENERAL

         This Proxy Statement, which together with the accompanying proxy card is first being mailed to shareholders on or about September __, 1999, is furnished to the shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use in voting at the 1999 Annual Meeting of Shareholders, including any adjournments or postponements thereof.

         Proxies in the form enclosed, if properly executed and received in time for voting, and not revoked, will be voted as directed in accordance with the instructions thereon. In voting by proxy in regard to the election of five directors to serve until the 2000 annual meeting of shareholders, shareholders may vote in favor of all nominees or withhold their votes as to all or as to any specific nominees. Any properly executed and timely received proxy not so directing or instructing to the contrary will be voted FOR each of the Company's nominees as directors. See "ELECTION OF DIRECTORS." Sending in a signed proxy will not affect a shareholder's right to attend the meeting and vote in person since the proxy is revocable. Any shareholder giving a proxy may revoke it at any time before it is voted at the meeting by giving notice of such revocation to the Secretary of the Company, attending the meeting and voting in person or by duly executing and returning a proxy bearing a later date.

         The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or other means by officers and/or regular employees of the Company without additional compensation or remuneration therefor. Arrangements have also been made with brokers, dealers, banks, voting trustees and other custodians, nominees and fiduciaries to forward proxy materials and annual reports to the beneficial owners of the shares held of record by such persons, and the Company will, upon request, reimburse them for their reasonable expenses in so doing.

         Management knows of no other matters to be presented for action at the meeting other than as mentioned herein. However, if any other matters come before the meeting, it is intended that the holders of the proxies will vote thereon in their sole discretion.

         The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to shareholders is September ____, 1999. A copy of the Company's annual report for the fiscal year ended January 31, 1999 (which has included therein audited consolidated financial statements for the Company for the fiscal year ended January 31, 1999, the seven month period ended January 31, 1998 and the fiscal years ended June 30, 1997 and 1996) is being mailed to the Company's shareholders together with this Proxy Statement. Such annual report is not, however, incorporated into this Proxy Statement nor is it to be deemed a part of the proxy soliciting material.

PURPOSES OF THE MEETING

         At the Annual Meeting, the Company's shareholders will consider and vote upon the following matters:

         1.       To elect a board of five directors;

         2. The approval of an amendment to the Company's Articles of Incorporation to create three classes of directors to serve for three-year staggered terms;

         3. The approval of the adoption of the Company's 1999 Stock Option Plan; and

         4. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) FOR the election of the five nominees for director named below; (b) FOR approval of the amendment to the Company's Articles of Incorporation to create three classes of directors to serve for three-year staggered terms; and (c) FOR approval of the adoption of the Company's 1999 Stock Option Plan. In the event a shareholder specifies a different choice by means of the enclosed proxy, his, her or its shares will be voted in accordance with the specification so made.

         The Board of Directors does not know of any other matters that may be brought before the Annual Meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees. In the event that any other matter should come before the Annual Meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

VOTING SECURITIES

         At the close of business on Friday, August 27, 1999, the record date for the determination of shareholders entitled to receive notice of and to vote at the meeting, the Company's outstanding voting securities consisted of 3,748,894 shares of Common Stock, par value $0.01 per share. Holders of Common Stock are entitled to one vote per share.

         The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. The affirmative vote of a majority of the shares of Common Stock present and voting at the Annual Meeting is required to approve and adopt the amendment to the Company's Articles of Incorporation to create three classes of directors to serve for three-year staggered terms and to approve and adopt the Company's 1999 Stock Option Plan. Any other matter that may be submitted to a vote of the shareholders will be approved if the number of shares of Common Stock voted in favor of the matter exceeds the number of shares voted in opposition to the matter, unless such matter is one for which a greater vote is required by law or by the Company's Articles of Incorporation or Bylaws. If less than a majority of outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

         Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof.

         A list of shareholders entitled to vote at the Annual Meeting will be available at the Company's offices, 1901 Tigertail Boulevard, Dania Beach, Florida 33004, for a period of ten days prior to the Annual Meeting and at the Annual Meeting itself for examination by any shareholder.

         The Company's Common Stock is quoted on the Nasdaq Stock Market's National Market under the symbol "SUND".

         The following table sets forth, for the fiscal quarters indicated, the high and low sales prices for the Company's Common Stock on the NASDAQ Stock Market. NASDAQ Stock Market quotations are based on actual transactions and not bid prices.

                                            FISCAL YEAR ENDED JUNE 30, 1997                     PRICES
                                        ----------------------------------------     ------------------------------
               QUARTER                                  PERIOD                           HIGH              LOW
--------------------------------------  ----------------------------------------     -------------     ------------
Third                                            01/01/97 To 03/31/97                     2-5/8             1-3/8
Fourth                                           04/01/97 To 06/30/97                     2-3/8             1-1/4

                                        TRANSITION PERIOD ENDED JANUARY 31, 1998                PRICES
                                        ----------------------------------------     ------------------------------
               QUARTER                                  PERIOD                           HIGH              LOW
--------------------------------------  ----------------------------------------     -------------     ------------
Second                                           07/01/97 To 07/31/97                     2-5/8             1-7/8
Third                                            08/01/97 To 10/31/97                     2-5/8             1-3/8
Fourth                                           11/01/97 To 01/31/98                     2                 1-1/8

                                            FISCAL YEAR ENDED JUNE 30, 1999                     PRICES
                                        ----------------------------------------     ------------------------------
               QUARTER                                  PERIOD                           HIGH              LOW
--------------------------------------  ----------------------------------------     -------------     ------------
First                                            02/01/98 To 04/30/98                     3-9/16            1-1/8
Second                                           05/01/98 To 07/31/98                     4-3/8             2-1/4
Third                                            08/01/98 To 10/31/98                     3-11/16           1-15/16
Fourth                                           11/01/98 To 01/31/99                     4-27/32           2

                                            FISCAL YEAR ENDED JUNE 30, 2000                     PRICES
                                        ----------------------------------------     ------------------------------
               QUARTER                                  PERIOD                           HIGH              LOW
--------------------------------------  ----------------------------------------     -------------     ------------
First                                            02/01/99 To 04/30/99                     4-5/8             2-1/4
Second                                           05/01/99 To 07/31/99                     8-3/8             3-1/16
Third                                            08/01/99 To 08/31/99                    [ ]               [ ]

         As of August 31, 1999, there were 156 holders of record of the Common Stock, and, based upon information previously provided to the Company by depositories and brokers, the Company believes it has in excess of 1,000 beneficial owners.

DIVIDEND POLICY

         The Company has never paid cash dividends on its Common Stock and does not plan to pay cash dividends in the foreseeable future. The Company has been and continues to be prohibited under its revolving credit facility from paying cash dividends.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock, as of September __, 1999, by
(i) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock; (ii) each of the Company's directors and nominees for director who own shares of the Company's Common Stock; (iii) the Company's Chief Executive Officer ("CEO") and its executive officers other than the CEO; and (iv) all directors and executive officers of the Company as a group. Except as noted in the footnotes to the table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

                                                                          SHARES BENEFICIALLY OWNED
                                                              -----------------------------------------------
         NAME AND ADDRESS OF BENEFICIAL OWNER                        NUMBER                     PERCENTAGE
-------------------------------------------------------       ----------------------         ----------------
Peter Beshouri (1)...............................                456,087.9(2)(3)(4)            11.9%(2)(3)(4)
Michael Blumberg(1)..............................                436,938.0(2)(3)(4)            11.4%(2)(3)(4)
FMR Corp.(5)(6)..................................                238,300.0(6)                   6.4%(6)
Dimensional Fund Advisors Inc.(5)(7).............                218,747.0(7)                   5.9%(7)
Joseph Piccirilli(1).............................                210,467.5(2)                   5.6%(2)
Gregory Sturgis(1)...............................                155,467.5(2)                   4.2%(2)
Kenneth L. Danielson(1)..........................                197,001.2(3)(4)                5.1%(3)(4)
Christopher O'Neil(1)............................                137,390.8(3)(4)                3.6%(3)(4)
William F. Hagerty, IV(8)........................                 43,100.0(9)                   1.6%
G. Kay Griffith(10)..............................                 40,000.0(4)                   1.1%(4)
Herbert A. Leeds(11).............................                  5,000.0(4)                      *

All directors and executive officers as a group
(eight persons including certain of those listed
above) (2)(3)(4).................................              1,470,985.4                     34.6%

------------
 *   Less than 1%.

(1) The address of each such person is care of the Company, 1901 Tigertail Boulevard, Dania Beach, Florida 33004. Messrs. Beshouri, Blumberg and Sturgis together with Mr. Piccirilli, a former officer and director of the Company, are collectively hereinafter referred to as the "Principal Shareholders."

(2)  See "Right of First Refusal and Voting Trust Agreement" hereinbelow.

(3) Includes such person's or members' of a group vested interest (if any) in shares of Common Stock of the Company resulting from such person's or members' participation in the Company's ESOP based upon the latest available annual report of the ESOP for the fiscal year ended January 31, 1999. Based on such annual report, Mr. Beshouri had 620.448 vested shares, Mr. Blumberg had 620.452 vested shares, Mr. Danielson had 1.205 vested shares and Mr. O'Neil had 390.811 vested shares, and all current directors and executive officers as a group had 1,632.916 vested shares.

(4) Includes (as applicable) immediately exercisable stock options held by: (i) Mr. Beshouri for 30,000 shares of Common Stock at an exercise price of $1.69 per share and for 75,000 shares at an exercise price of $1.89 per share; (ii) Mr. Blumberg for 15,000 shares of Common Stock at an exercise price of $1.69 per share and 75,000 shares at an exercise price of $1.89 per share; (iii) Mr. Danielson for 15,000 shares of Common Stock at an exercise price of $1.77 per share, for 15,000 shares at an exercise price of $1.70 per share for 35,000 shares at an exercise price of $1.69 per share and for 75,000 shares at an exercise price of $1.89 per share; (iv) Mr. O'Neil for

     15,000 shares of Common Stock at an exercise price of $1.77 per share, for 15,000 shares at an exercise price of $1.70 per share, for 26,000 shares at an exercise price of $1.69 per share and for 75,000 shares at an exercise price of $1.89 per share and (v) Ms. Griffith for 40,000 shares of Common Stock at an exercise price of $1.89 per share. Includes warrants held by Mr. Leeds for 5,000 shares of Common Stock at an exercise price of $1.89 per share. Does not include stock options or warrants held by officers or directors which are not exercisable within 60 days of August 27, 1999. See "EXECUTIVE COMPENSATION -- Executive Compensation Tables" and " -- Director Compensation."

(5) The information set forth herein with respect to each such person(s) is based solely upon a Schedule(s) 13G (and any amendments thereto) filed with the SEC by such person(s) with respect to the calendar year ended December 31, 1998 and, accordingly, may not reflect their respective holdings as of the date of this report.

(6) FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, through the ownership of its wholly-owned subsidiary, Fidelity Management & Research Company, a registered investment advisor located at the same address as FMR Corp., is deemed to be the beneficial owner of 249,505 shares of Common Stock, with respect to which shares it has sole dispositive power, as a result of acting as an investment advisor to various registered investment companies. The number of shares of Common Stock owned by such investment companies includes 11,205 shares resulting from the assumed conversion of certain of the Company's warrants. In addition, Edward C. Johnson 3rd, the Chairman of FMR Corp. and who together with various Johnson family members and trusts for the benefit of Johnson family members form a control group with respect to FMR Corp., indirectly would also be deemed the beneficial owner of such 249,505 shares by reasoning of having sole dispositive power over such shares. Fidelity Low-Priced Stock Fund, one of the registered investment companies as to which Fidelity Management & Research Company acts as an investment advisor and located at the same address as FMR Corp., may also be deemed a beneficial owner of 249,505 of such 249,505 shares as a result of its right to receive or the power to direct the receipt of dividends on, or proceeds from the sale of, such 249,505 shares. The number of shares of Common Stock owned by Fidelity Low-Priced Stock Fund includes 11,205 shares resulting from the assumed conversion of certain of the Company's warrants.

(7) Dimensional Fund Advisors Inc. ("Dimensional"), 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401, which is a registered investment advisor, is deemed to have beneficial ownership of 218,247 shares of Common Stock, with respect to which shares it has sole voting power and sole dispositive power. Dimensional, an investment advisor registered under
     Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts (these investment companies and investment vehicles are referred to as the "Portfolios"). In its role as investment advisor and investment manager, Dimensional possesses both voting and investment power over the securities of the issuer that are owned by the Portfolios. All securities reported in this schedule are owned by the Portfolios, and Dimensional disclaims beneficial ownership of all such shares.

(8) The address of William F. Hagerty, IV is 44873 Falcon Place, Suite 174, Sterling, Virginia 20166.

(9) Mr. Hagerty is deemed the beneficial owner of 42,600 of such 43,100 shares of Common Stock as a result of having shared voting and investment power over 42,600 shares.

(10) The address of G. Kay Griffith is 1902 East Lake View Avenue, Pensacola, Florida 32503.

(11) The address of Herbert A. Leeds is 1110 Brickell Avenue, Suite 508, Miami, Florida 33131.

RIGHT OF FIRST REFUSAL AND VOTING TRUST AGREEMENT

         On June 30, 1986, the Principal Shareholders entered into a right of first refusal and voting trust agreement. The voting trust arrangement under such agreement expired on June 30, 1996, while the right of first refusal arrangement continues. Pursuant to such agreement, each Principal Shareholder, for himself and on behalf of his heirs, beneficiaries, legal representatives and permitted assigns, has agreed not to sell, transfer, assign, pledge, encumber or otherwise dispose of any of his shares of Common Stock except (a) by will or the laws of intestate succession, (b) to a trust in which such Principal Shareholder or his immediate family are the sole beneficiaries, (c) with the written consent of all of the other Principal Shareholders or (d) pursuant to the right of first refusal granted to the other Principal Shareholders. Under such right of first refusal, in the event a Principal Shareholder or his heirs, beneficiaries, legal representative or permitted assigns desires to sell any shares of Common Stock pursuant to a bona fide offer or otherwise, such other Principal Shareholders shall have the right and option to purchase such shares at a price equal to the bona fide offer price per share (if any) or the average of the closing bid and ask prices for the Common Stock over the four full weeks preceding the date the notice of intent to sell is given.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         The Company's Articles of Incorporation provide that the Board of Directors shall consist of not less than one individual, with the exact number to be fixed from time to time by the majority vote of the Board of Directors. The Board of Directors has fixed the number of Directors at five individuals.

         The Board of Directors intends to present for action at the Annual Meeting the election of Peter Beshouri, Michael Blumberg, G. Kay Griffith, William F. Hagerty IV and Herbert A. Leeds to serve for the staggered terms set forth in the table below and until their respective successors are duly elected and qualified. Unless otherwise instructed, the enclosed Proxy will be voted FOR the election of the nominees listed below, except that the persons designated as proxies reserve full discretion to cast their votes for another person recommended by the Board of Directors in the unanticipated event that any nominee is unable or declines to serve.

         Directors will be elected by the plurality vote of the holders of Common Stock entitled to vote at the Annual Meeting and present in person or by proxy.

         The following table sets forth the name, age and the position with the Company of the nominees for Directors:

          NAME OF NOMINEE               AGE     DIRECTOR SINCE       CLASS*          POSITION WITH THE COMPANY
------------------------------------  ------  ------------------  ----------  ------------------------------------
Peter Beshouri.................         44           1982             III       Chairman of the Board, President
                                                                                and Chief Executive Officer

Michael Blumberg...............         50           1982             III       Director, Senior Vice President,
                                                                                and Secretary

G. Kay Griffith................         54           1992              II       Director

Herbert A. Leeds...............         82           1996               I       Director

William F. Hagerty, IV.........         39           1998               I       Director

------------

* Class designations are contingent upon approval of Proposal 3 establishing a classified Board of Directors.

         PETER BESHOURI, who has been an employee of the Company since 1974, has served as Chairman of the Board and Chief Executive Officer of the Company since August 1982. Prior thereto he was the general sales manager of the Company, as well as having served as a showroom manager and district manager. He was elected President of the Company in May 1985. Mr. Beshouri currently serves as a director of Progressive Retailers Organization, Inc., a buying group comprised of approximately 14 retailers (including the Company) of home entertainment and consumer electronic products located throughout the country. In August 1995, Mr. Beshouri, together with the Company and a former chief financial officer of the Company, voluntarily agreed with the SEC, without admitting or denying any wrongdoing, to the entry of a cease and desist order by the SEC concerning the Company's Form 10-K for fiscal year 1991 and Forms 10-Q for the quarters ended September 30 and December 31, 1991, which the SEC found in such order had been materially misstated. The cease and desist order with respect to Mr. Beshouri related to his supervisory responsibility in connection with the Company violating certain provisions of the securities laws that require public companies to keep accurate books and records, to maintain appropriate internal accounting controls and to file accurate annual and quarterly reports. No censure, fine or penalty was imposed by the SEC on Mr. Beshouri.

         MICHAEL BLUMBERG, a founder of the Company, was elected a Vice President in August 1982, Vice President-Purchasing and Finance in May 1986, Vice President - Purchasing and Marketing in December 1987, and

Senior Vice President in May 1989. From the Company's inception until February 1995, Mr. Blumberg served as Treasurer of the Company and, since October 13, 1989, he has also been serving as Secretary of the Company. His responsibilities include overall supervision of all purchasing and selecting new product categories and lines for the Company, as well as consulting with certain of the Company's manufacturers in connection with product design.

         G. KAY GRIFFITH, was elected a director of the Company and a member of the Audit Committee of its Board of Directors in July 1992, joined the Company as an employee in May 1993 and served as Executive Vice President and Chief Administrative Officer of the Company from September 1993 until February 1996. Since March 1998, Ms. Griffith has served as the President/Chief Executive Officer of the G&L Holding Group, Inc. and G&L Banks headquartered in Pensacola, Florida. In February 1996, Ms. Griffith formed Corporate Growth Consultants, Inc., a management consulting firm that specializes in finance, strategic planning and training. Since forming such firm, Ms. Griffith has performed consulting services for the Company. Prior to May 1993, Ms. Griffith was Chairman and President/Chief Executive Officer of Admiralty Bank, headquartered in Palm Beach Gardens, Florida. From September 1983 to June 1991, she held a variety of officer positions with NationsBank of Florida, N.A., the last of which was Senior Vice President/Regional Banking Executive. Among her career highlights was the presentation to Ms. Griffith of the Women in Business and Industry Award by the Dade County YWCA in 1986. She was also awarded the American Free Enterprise Medal by the Palm Beach Atlantic College in 1988. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

         HERBERT A. LEEDS was elected a director of the Company in April 1996 and was appointed a member of its Audit Committee in May 1996 and its Stock Option Committee in January 1997. Since 1975, Mr. Leeds has been President and Chief Executive Officer of Leeds Business Counseling, Inc., a consulting firm owned by him which has provided consulting services mainly to companies in the retail industry and developers of retail malls. Prior to launching his company, Mr. Leeds served as the President and Chief Executive Officer and held other senior executive positions with major department store chains.

         WILLIAM F. HAGERTY, IV, who is not currently a director of the Company, has been a principal of Hagerty, Peterson & Company, LLC, a private equity investment firm based in Washington, D.C., since 1996. In addition, since August 1996 Mr. Hagerty has been the Vice Chairman of National Electronics Warranty Corporation, an administrator of warranty programs based in Sterling, Virginia primarily engaged in the sale of product warranty contracts and through which administrator the Company offers its customers extended warranty contracts for most of the Company's products. From 1994 to present, Mr. Hagerty has been a principal of the Management Advisory Group, a Washington, D.C. based consulting firm which is a wholly-owned subsidiary of Hagerty, Peterson & Company, LLC. During 1993 and 1994, Mr. Hagerty was affiliated with Trident Capital, L.P., a private equity investment firm based in Chicago, Illinois. During the Bush Administration (1991-1993), Mr. Hagerty served in the White House as the Chief Economist of the President's Council on Competitiveness. From 1984 to 1991, he was a management consultant with the Boston Consulting Group serving as the senior expatriate in its Tokyo office with responsibility for all of such firm's international activities in Japan. Mr. Hagerty has an economics degree from Vanderbilt University where he was a member of Phi Beta Kappa and a law degree from Vanderbilt Law School where he was elected to Law Review and served as Associate Editor.

BOARD MEETINGS AND COMMITTEES OF THE BOARD

         The Board of Directors held three meetings during the fiscal year ended January 31, 1999. Each director attended 75% or more of the aggregate number of meetings of the Board of Directors and committees of the Board of Directors on which he or she served during the fiscal year ended January 31, 1999.

         The Board of Directors has an Audit Committee comprised of a majority of directors who are not officers or employees of the Company. The duties and responsibilities of the Audit Committee include meeting independently with representatives of the Company's independent public accountants and representatives of the Company's senior management, reviewing the general scope of the Company's annual audit, the fee charged by the independent public accountants and other matters relating to internal accounting controls and financial procedures and reporting, reviewing and monitoring the performance of non-audit services by the Company's auditors, recommending the engagement or discharge of the Company's independent public accountants and conducting an appropriate review of all related party transactions and conflict of interest situations where appropriate. The Audit Committee held three formal meetings during the fiscal year ended January 31, 1999, although members of the Audit Committee on an informal basis and in their capacity as members of the Board of Directors kept informed throughout the fiscal year ended January 31, 1999 of the financial condition of the Company and its internal accounting controls and financial reporting.

         The Board of Directors does not currently have a nominating committee or a compensation committee or committees performing similar functions. However, a Stock Option Committee of the Board of Directors administers the Company's Stock Option Plan adopted in May 1986 as subsequently amended and restated (the "1986 Stock Option Plan"). The Stock Option Committee had [one] formal meeting and took action on ____ occasions by unanimous written consent in lieu of a meeting during the fiscal year ended January 31, 1999.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers, Inc. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on review of the copies of such forms furnished to the Company and written representations that no Form 5's were required when applicable, the Company believes that during the fiscal year ended January 31, 1999 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                             EXECUTIVE COMPENSATION

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

GENERAL COMPENSATION PHILOSOPHY

         The Board of Directors of the Company determines the chief executive officer's salary and bonus. The chief executive officer, in consultation with the Board of Directors, determines the salary of the Company's other executive officers. The Stock Option Committee of the Board of Directors administers the Company's 1986 Stock Option Plan. The Board of Directors' and Stock Option Committee's strategy is to develop and implement an executive compensation program that allows the Company to attract and retain highly qualified persons to manage the Company in order to enhance shareholders' value. The objective of this strategy is to provide a compensation policy that permits the recognition of individual contributions and achievements as well as the Company's operating results. Within this strategy, the Board of Directors and the Stock Option Committee consider it essential to the vitality of the Company to maintain levels of compensation opportunity that are competitive with similar companies in the Company's industry, including the Company's public company peer group. The Company's compensation policy and strategy are based in part upon the information and recommendations provided in the Executive Compensation Review prepared during fiscal year 1994 by the Employer Benefit Services Division of KPMG LLP ("KPMG"), the Company's independent public accountants, who were retained by the then Board of Directors to undertake an executive compensation review on behalf of the Company.

EXECUTIVE COMPENSATION

         Executive compensation is comprised of base salary, annual bonus compensation and long-term incentive compensation in the form of stock options.

BASE SALARIES

         Base salary levels for executive officers are designed to be consistent with competitive practice and level of responsibility. Based on the Executive Compensation Review of KPMG, the Board of Directors adopted in fiscal year 1995 a compensation program that would, over time, shift a higher percentage of total compensation to annual bonus and long term incentive programs in order to strengthen the link between the Company's operating performance and compensation and to more effectively reward individuals for corporate performance and individual achievement. As a result, over the last several years the base salaries of the executive officers (including the CEO) have remained constant. Consistent with the foregoing, at the time of their expiration on June 30, 1999 the Board of Directors authorized the renewal on substantially the same terms and conditions as the 1998 fiscal year of the CEO's and Senior Vice President's employment agreements for three additional years (until January 31, 2002). See "Employment Agreements" below.

ANNUAL BONUS COMPENSATION

         During fiscal year 1995 the Company's Board of Directors, based upon the recommendations of KPMG, adopted an annual incentive bonus plan for four categories of the Company's employees (two of which categories were the CEO and other executive officers) based upon the annual operating performance of the Company. The percentage of the targeted bonus award to be earned by the different employee categories is directly tied to a percentage of the Company's projected operating performance (after taking into account accruals for the annual incentive bonus plan) to be approved each year by the Company's Board of Directors. Achievement of 100% of the projected operating performance will result in the award of a targeted bonus ranging from approximately 10% to up to 25% of base salary (with the CEO at approximately 25% and other executive officers at approximately 20%), with the percentage of the targeted bonus award earned increasing or decreasing based upon the percentage (ranging from 70% to 130%) of projected operating performance achieved. The Executive Compensation Review of KPMG indicated that such range around the projected operating performance was consistent with the approach typically taken by smaller companies in industries like that in which the Company operates.

LONG-TERM INCENTIVE COMPENSATION

         The Stock Option Committee believes that the use of equity-based long-term compensation plans directly links executive officers' interests to enhancing shareholders' value. Stock options are an integral part of the Company's executive compensation program in order to align the interests of the Company's executive officers and shareholders. Stock option compensation bears a direct relationship to corporate performance in that, over the long term, share price appreciation depends upon corporate performance, and without share price appreciation the stock options are of no value. In that regard, the Stock Option Committee awarded stock options pursuant to the Company's 1986 Stock Option Plan to all executive officers of the Company during the fiscal year ended January 31, 1999. Included were stock options covering an aggregate of 300,000 shares of Common Stock which vest and become exercisable prior to April 29, 2001 or a change in control only if certain specified levels of increase are achieved in the market price (as defined) of the Common Stock after the date of grant. See "SUMMARY COMPENSATION TABLE" and "OPTION GRANTS IN 1998 FISCAL YEAR" below. In addition the Stock Option Committee repriced certain executive officers' stock options as described in "TEN-YEAR OPTION/SAR REPRICINGS" hereinbelow.

EXECUTIVE COMPENSATION TABLES

         The following tables provide information about executive compensation.

                           SUMMARY COMPENSATION TABLE

         The following table sets forth information about the compensation of the Company's Chief Executive Officer ("CEO") and each of the other executive officers of the Company (the "Named Executive Officers") during the fiscal year ended January 31, 1999 for services in all capacities.

                                         ANNUAL COMPENSATION(1)             LONG TERM COMPENSATION
                                -----------------------------------------  -----------------------
                                                                            SECURITIES UNDERLYING         ALL OTHER
 NAME AND PRINCIPAL POSITION    FISCAL YEAR    SALARY ($)    BONUS ($)(2)       OPTIONS (#)(3)       COMPENSATION ($)(4)
------------------------------  -----------  -------------  -------------  -----------------------  ---------------------
Peter Beshouri                  1999             324,008        20,250                 0                       0
   Chairman, President          1998*            189,005             0                 0                       0
   and CEO                      1997             324,008             0           105,000(5)                    0
                                1996             324,008             0                 0                       0

Michael Blumberg                1999             294,008         9,200                 0                       0
   Senior Vice                  1998*            171,504             0                 0                       0
   President                    1997             294,008             0            90,000(5)                    0
                                1996             294,008             0                 0                       0

Christopher O'Neil              1999             178,333         9,200                 0                   3,500(7)
   Executive Vice               1998*             87,500             0                 0                   4,900(7)
   President and Chief          1997             150,000             0           101,000(5)(6)             8,367(7)
   Operating Officer            1996             150,000             0            30,000(8)                8,268(7)

Kenneth L. Danielson            1999             180,000         9,200                 0                       0
   Chief Financial and          1998*             93,333             0                 0                       0
   Accounting Officer           1997             160,000             0           110,000(5)(9)                 0
   and Treasurer                1996             160,000             0            30,000(8)                    0

------------
 *   Seven month transition period ended January 31, 1998

(1) Does not include any amounts for perquisites and other personal benefits, securities or property extended to such executive officers of the Company, such as life insurance and disability insurance, because the Company does not believe that in any individual case the dollar value of such other annual compensation would equal or exceed the lesser of either $50,000 or 10% of such individual's total annual compensation shown above.

(2) In fiscal year 1995, the Company's Board of Directors adopted an annual incentive bonus plan for four categories of the Company's employees (two of which categories were the CEO and other executive officers) based upon the annual operating performance of the Company. The percentage of the targeted bonus award to be earned by the different employee categories is directly tied to a percentage of the Company's projected operating performance (after taking into account accruals for the annual incentive bonus plan) to be approved each year by the Company's Board of Directors. Achievement of 100% of the projected operating performance would result in the award of a targeted bonus ranging from approximately 10% to up to 25% of base salary (with the CEO at 25% and other executive officers at 20%), with the percentage of the targeted bonus award earned increasing or decreasing based upon the percentage (ranging from 70% to 130%) of projected operating performance achieved. During the fiscal year ended January 31, 1999, $47,850 in bonuses were earned under the plan. In the seven month transition period ended January 31, 1998 and fiscal years 1995, 1996 and 1997, no bonuses were earned under such plan.

(3) These currently represent incentive stock options or non- qualified stock options issued pursuant to the Company's 1986 Stock Option Plan. See footnotes (5), (6), (8) and (9) hereinbelow and footnote (4) to the table in "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

(4) The Company has an Employee Stock Ownership Plan ("ESOP") which holds shares of the Company's Common Stock for the benefit of all of its employees. The Company made no contribution to the ESOP during the fiscal year ended January 31, 1999, the transition period ended January 31, 1998 and the fiscal years ended June 30, 1996 and 1997. However, as a result of reallocations to employee accounts of the ESOP caused by employee terminations and pay outs of vested interests of former employees, (a) with respect to the fiscal year ended June 30, 1996, Mr. Beshouri was allocated
     53.335 additional shares of common stock, Mr. Blumberg was allocated 53.337 additional shares of common stock, Mr. O'Neil was allocated 34.326 additional shares of common stock and Mr. Danielson was allocated .983 shares of common stock, and (b) with respect to the fiscal year ended June 30, 1998, Mr. Beshouri was allocated 27.115 additional shares of common stock, Mr. Blumberg was allocated 27.116 additional shares of common stock, Mr. O'Neil was allocated 17.349 additional shares of common stock and Mr. Danielson was allocated .222 additional shares of common stock. There were no further reallocations to employee accounts for the fiscal year ended June 30, 1997. See footnote (3) to the "SECURITY OWNERSHIP

     OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" table herein for the number of vested shares of the ESOP owned by each of such individuals based upon the latest available annual report of the ESOP.

(5) 75,000 of the aggregate stock options issued to such officer in fiscal year 1997 were non-qualified stock options which were not immediately exercisable but vest and become exercisable (the "Vesting Terms") to the extent that after the date of grant the market price (as defined) of a share of Common Stock of the Company increases to $4.00 per share (one-third vest), $5.00 per share (two-thirds vest) and $6.50 per share (all vest), subject, however, to vesting and becoming exercisable in full in all events on the earlier to occur of April 29, 2001 or a change in control (as defined). Such 75,000 stock options have an exercise price of $1.89 per share and a term of five years expiring on April 28, 2002.

(6) 11,000 of the incentive stock options issued to such officer in fiscal year 1997 were issued in exchange for the cancellation of 11,000 incentive stock options previously granted to such officer in fiscal year 1994 which had an exercise price of $6.29 per share and expired on September 21, 1998. The 11,000 incentive stock options which replaced the cancelled stock options have an exercise price of $1.69 per share and expire on March 9, 2002.

(7) This sum represents the aggregate amount of a monthly automobile allowance paid during the seven month transition period ended January 31, 1998 and fiscal years 1995, 1996, 1997 and 1999.

(8) 15,000 of the aggregate 30,000 incentive stock options issued to such officer in fiscal year 1996 were issued in exchange for the cancellation of the 15,000 incentive stock options granted to such officer in fiscal year 1995 which had an exercise price of $5.96 per share and expired on December 13, 1999. The 15,000 incentive stock options which replaced the cancelled stock options have an exercise price of $1.77 per share and expire on February 21, 2001.

(9) 20,000 of the incentive stock options issued to such officer in fiscal year 1997 were issued in exchange for the cancellation of 20,000 incentive stock options previously granted to such officer in fiscal year 1994 which had an exercise price of $6.29 per share and expired on September 21, 1998. The 20,000 incentive stock options which replaced the cancelled stock options have an exercise price of $1.69 per share and expire on March 9, 2002.

            OPTION GRANTS IN THE FISCAL YEAR ENDING JANUARY 31, 1999

         There were no options granted to any of the Named Executive Officers during the fiscal year ended January 31, 1999.

                 AGGREGATE OPTION EXERCISES IN 1998 FISCAL YEAR
                     AND 1998 FISCAL YEAR-END OPTION VALUES

         The following table provides information as to options exercised by each of the Named Executive Officers during the fiscal year ended January 31, 1999, and the value of unexercised options held by the Named Executive Officers at the Company's fiscal year-end measured in terms of the closing market price of the Company's Common Stock on January 29, 1999 (the last business day of the fiscal year ended January 31, 1999).

                                                                          NUMBER OF SECURITIES     VALUE OF UNEXERCISED
                                                                         UNDERLYING UNEXERCISED    IN-THE-MONEY OPTIONS
                                                                         OPTIONS AT JANUARY 31,     AT JANUARY 31, 1999
                              SHARES ACQUIRED ON                        1999(#) EXERCISABLE (E)/  ($)(2) EXERCISABLE (E)/
            NAME                 EXERCISE (#)      VALUE REALIZED ($)     UNEXERCISABLE (U)(1)     UNEXERCISABLE (U)(1)
----------------------------  ------------------  -------------------  -------------------------  -----------------------
Peter Beshouri                         0                   0                  30,000 (E)                80,550 (E)
                                                                              75,000 (U)               186,375 (U)
Michael Blumberg                       0                   0                  15,000 (E)                40,275 (E)
                                                                              75,000 (U)               186,375 (U)
Christopher O'Neil                     0                   0                  56,000 (E)               149,010 (E)
                                                                              75,000 (U)               186,375 (U)
Kenneth L. Danielson                   0                   0                  65,000 (E)               173,175 (E)
                                                                              75,000 (U)               186,375 (U)

------------
(1)  See footnote (5) to Summary Compensation Table above.

(2) The closing market price of the Company's Common Stock on the NASDAQ National Market on January 29, 1999 (the last business day of the Company's fiscal year-ended January 31, 1999 was $4.375.

EMPLOYMENT AGREEMENTS

         During the fiscal year ended January 31, 1999, the seven month transition period ended January 31, 1998 and the 1997 fiscal year, Peter Beshouri and Michael Blumberg each had an employment agreement with the Company which provided for an annual base salary for fiscal year 1998 of $400,000 for Peter Beshouri and $320,000 for Michael Blumberg. The term of each such employment agreement was originally for a three year period expiring June 30, 1992, and had been extended each fiscal year thereafter for an additional one year period. Effective as of July 1, 1999, these employment agreements were again extended for additional three year terms (currently until January 31 , 2002) on the same material terms and conditions as in effect under their respective employment agreements during the previous fiscal year except that the annual base salary payable to Mr. Beshouri and Mr. Blumberg pursuant to the amended agreements were increased to $400,000 and $320,000, respectively effective February 1, 1999. Under the latest extensions of the employment agreements, each of Messrs. Beshouri and Blumberg will be entitled to participate in the Company's annual incentive bonus plan and long term incentive stock option program. The Company is also required to furnish each of Messrs. Beshouri and Blumberg with, among other things, family health, life and disability insurance coverage.

         The employment agreements with Messrs. Beshouri and Blumberg also provide that, in the event of a change in control of the Company, each of them can terminate his full-time employment thereunder. A change in control occurs when Messrs. Beshouri and Blumberg and/or other individuals or designees voted for or approved by them no longer collectively comprise at least a majority of the members of the Board of Directors of the Company or if Messrs. Beshouri or Blumberg is forced by a merger, consolidation, reorganization or otherwise by operation of law or other form of transaction to sell his shares of voting capital stock in the Company or if 50% or more of the consolidated assets, properties and businesses of the Company is sold or otherwise transferred to a third party or if an individual (other than either Messrs. Beshouri and Blumberg) or another company or entity or a group acting in concert becomes the beneficial owner of 25% or more of the outstanding voting capital stock of the Company as a result of acquisitions made from persons other than Messrs. Beshouri and/or Blumberg or the Company (assuming such acquisitions from the Company were approved by Messrs. Beshouri and Blumberg). In the event such change in control was resisted by either Messrs. Beshouri or Blumberg as evidenced by his failure to approve of such change in control either in his capacity as a director or shareholder of the Company, unless (i) he accepts a new employment agreement with the Company or any successor or (ii) such change in control was supported by the Board of Directors of the Company at a time when Messrs. Beshouri and Blumberg and/or other individuals or designees voted for or approved by them collectively comprised at least a majority of the members of the Board of Directors of the Company and he was offered a new contract at least as favorable as his current employment agreement, he would be entitled to his compensation (both annual salary and any bonus) and the other benefits provided for in his employment agreement for the greater of three years or the remaining term of his employment agreement. The Company is not aware of any contemplated change in control.

         In July 1999, the Company entered into employment agreements with each of Christopher O'Neil, the Company's Executive Vice President and Chief Operating Officer, and Kenneth L. Danielson, the Company's Chief Financial and Accounting Officer and Treasurer. The employment agreements cover the period ending January 31, 2002. The agreements may be terminated at the sole discretion of the employee after a Change in Control, as defined in the agreements, due to death, disability or for "cause." The agreements each provide for an annual salary of $184,000 and certain fringe benefits.

SEVERANCE AGREEMENTS

         In May 1997 the Company entered into severance agreements with certain non-executive employees of the Company. In March of 1998 these agreements were extended for a one year period and two additional non-executive officer employees were added. The Company is currently preparing documentation to extend the terms of these agreements for an additional one year period.

DIRECTORS' COMPENSATION

         Directors who are also officers or employees of the Company are not paid additional compensation for acting as a director of the Company. The Company has established a standard arrangement for compensating directors who are not officers or employees of the Company for services provided in such person's capacity as a director. Effective January 1, 1998, each such outside director receives a fee of $5,000 on a quarterly basis for serving as a director of the Company, as well as reimbursement of any out-of-pocket expenses incurred for travel, lodging and meals in connection with attendance at any such meeting. During the transition period ended January 31, 1998, as compensation for their service on the Company's Special Projects Committee, G. Kay Griffith, Herbert A. Leeds and Richard W. McEwen (who is no longer a Director) received $15,000, $10,000 and $10,000, respectively. In fiscal year 1997, the Company granted or reissued certain stock options or warrants to its outside directors as a form of additional incentive compensation for them acting as a director of the Company as follows: (i) G. Kay Griffith was reissued non-qualified stock options to purchase 35,000 shares of Common Stock at an exercise price of $1.89 per share on the Vesting Terms (as defined in footnote (5) to the Summary Compensation Table below) and expiring on April 28, 2002 in exchange for the cancellation of stock options covering 35,000 shares previously granted to her at exercise prices of $5.96 per share (15,000 shares) and $6.29 per share (20,000 shares);
(ii) G. Kay Griffith was also granted an additional stock option covering 5,000 shares of Common Stock at an exercise price of $1.89 per share on the Vesting Terms and expiring on April 28, 2002; and (iii) Gregory Sturgis, Richard W. McEwen and Herbert A. Leeds were each granted a warrant to purchase 5,000 shares of Common Stock at an exercise price of $1.89 per share on the Vesting Terms and expiring on April 28, 2002.. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Because during the fiscal year ended January 31, 1999, the transition period ended January 31, 1998 and the fiscal year ended June 30, 1997 the Company did not have a compensation committee of its Board of Directors (or Board committee performing equivalent functions), Peter Beshouri and Michael Blumberg, in their capacities as members of the Company's Board of Directors, participated in deliberations of the Board concerning the authorization of the three-year renewals of the employment agreements of Messrs. Beshouri and Blumberg discussed in "Employment Agreements" above. Furthermore, Messrs. Sturgis, McEwen (a former Director) and Leeds, in their capacities as members of the Company's Board of Directors, participated in deliberations of the Board concerning the granting by the Company of warrants to purchase 5,000 shares of Common Stock to each of them on the terms as discussed in "Directors Compensation" above.

                                   PROPOSAL 2
                   APPROVAL OF A CLASSIFIED BOARD OF DIRECTORS

         The Company's Board of Directors has unanimously approved and recommended that the shareholders of the Company approve an amendment to Article 7 to the Company's Articles of Incorporation to provide for the classification of the Board of Directors into three classes of directors with staggered terms of office.

         The Company's By-Laws now provide that all directors are to be elected annually for a term of one year. Florida law permits provisions in a company's articles of incorporation or by-laws approved by shareholders that provide for a classified board of directors. The proposed classified board amendment to the Articles of Incorporation and conforming amendments to the By-Laws, set forth in Appendix A to this Proxy Statement, would provide that directors will be classified into three classes, as nearly equal in number as possible. One class (Class I) would hold office initially for a term expiring at the 2000 Annual Meeting; another class (Class II) would hold office initially for a term expiring at the 2001 Annual Meeting; and another class (Class III) would hold office initially for a term expiring at the 2002 Annual Meeting. At each Annual Meeting following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding Annual Meeting after their election and until their successors have been duly elected and qualified. See "Election of Directors" as to the composition of each class of directors if this proposal is adopted.

         The proposed classified board amendment will significantly extend the time required to effect a change in control of the Board of Directors and may discourage hostile takeover bids for the Company. Currently, a change in control of the Board of Directors can be made by shareholders holding a plurality of the votes cast at a single Annual Meeting. If the Company implements a classified board of directors, it will take at least two Annual Meetings for even a majority of shareholders to make a change in control of the Board of Directors, because only a minority of the directors will be elected at each meeting.

         Under Florida law, directors chosen to fill vacancies on a classified board shall hold office until the next election of the class for which such directors shall have been chosen, and until their successors are elected and qualified. Florida law also provides that, unless the articles of incorporation provide otherwise, directors serving on a classified board of directors may be removed only for cause. The Company's Articles of Incorporation do not provide otherwise. Accordingly, if the classified board proposal is approved by the shareholders, conforming By-Law provisions, substantially in the form attached as Appendix A to this Proxy Statement, will be implemented. Presently, all directors of the Company are elected annually and all of the directors may be removed, with or without cause, by a majority vote of the outstanding shares of the Common Stock. Cumulative voting is not authorized by the Articles of Incorporation.

         The classified board proposal is designed to assure continuity and stability in the board of directors' leadership and policies. While management has not experienced any problems with such continuity in the past, it wishes to ensure that this experience will continue. The Board of Directors also believes that the classified board proposal will assist the Board of Directors in protecting the interests of the Company's shareholders in the event of an unsolicited offer for the Company.

         Because of the additional time required to change control of the Board of Directors, the classified board proposal will tend to perpetuate present management. Without the ability to obtain immediate control of the Board of Directors, a takeover bidder will not be able to take action to remove other impediments to its acquisition of the Company. Because the classified board proposal will increase the amount of time required for a takeover bidder to obtain control of the Company without the cooperation of the Board of Directors, even if the takeover bidder were to acquire a majority of the Company's outstanding stock, it will tend to discourage certain tender offers, perhaps including some tender offers that shareholders may feel would be in their best interests. The classified board proposal will also make it more difficult for the shareholders to change the composition of the Board of Directors even if the shareholders believe such a change would be desirable.

 ADVANTAGES AND DISADVANTAGES OF PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION

         The proposed amendment to the Company's Articles of Incorporation set forth in Proposal 2 (the "Proposed Amendment") has both advantages and disadvantages to shareholders. The Proposed Amendment does not prevent a purchase of all or a majority of the equity securities of the Company, whether pursuant to open-market purchases, negotiated purchases from large shareholders or an unsolicited bid for all or part of the securities of the Company. Rather, the Board believes that the Proposed Amendment would discourage disruptive tactics and encourage persons who may seek to acquire control of the Company to initiate such an acquisition through negotiations with the Board. The Board believes that it will therefore be in a better position to protect the interests of all the shareholders. Furthermore, the shareholders will have a more meaningful opportunity to evaluate any such action. Although the Proposed Amendment is intended to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arm's length negotiations with the Board, the overall effect of the Proposed Amendment may be to discourage a third party from making a tender offer for a portion or all of the Company's Common Stock, or otherwise attempting to obtain a substantial position in the equity securities of the Company, by preventing such third party from immediately removing and replacing the incumbent directors.

         To the extent any potential acquirors are deterred by the Proposed Amendment, the Proposed Amendment may have the effect of preserving the incumbent management in office. The Proposed Amendment may also serve to benefit incumbent management by making it more difficult to remove management even when the only reason of the shareholder action for the proposed change of control may be the unsatisfactory performance of the present directors. In addition, since the Proposed Amendment is in part designed to discourage accumulations of large blocks of the Company's voting shares by purchasers whose objective is to have such voting shares repurchased by the Company at a premium, its adoption could tend to reduce the temporary fluctuations in the market price of such voting shares that are caused by such accumulations. Accordingly, shareholders could be deprived of certain opportunities to sell their shares at a temporarily higher market price.

         Takeover or changes in the Board of Directors that are effected without prior consultation and negotiation with the Company would not necessarily be detrimental to the Company and its shareholders. However, the Board feels that the benefits of seeking to protect the ability of the Company to negotiate effectively, through directors who have previously been elected by the shareholders as a whole and are familiar with the Company, outweigh any disadvantage of discouraging such unsolicited proposals.

         The Proposed Amendment is not in response to any specific efforts of which the Company is aware to accumulate shares of Common Stock or obtain control of the Company. The Board is recommending the adoption of the Proposed Amendment in order to further continuity and stability in the leadership and policies of the Company and to discourage certain types of tactics that could involve actual or threatened changes of control that are not in the best interests of the shareholders. Because of the time associated with obtaining shareholder approval, the Company believes it is inadvisable to defer consideration of the Proposed Amendment until a takeover threat is pending. Once a specific threat exists, the time required to adopt the Proposed Amendment may render its adoption impractical prior to the completion of the takeover. Further, the absence of a specific threat permits shareholders to consider the merits of the Proposed Amendment outside the pressured atmosphere of a takeover threat. For these reasons, the Company believes it is prudent to consider the Proposed Amendment at this time.

         Other than as disclosed herein, the Board does not currently contemplate recommending the adoption of any further amendments to its Articles of Incorporation or any other action designed to affect the ability of third parties to take over or change control of the Company.

         The Board of Directors recommends a vote FOR Proposal 2. An affirmative vote by holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting is required to approve the amendment to the Articles of Incorporation.

                                   PROPOSAL 3
                     APPROVAL AND ADOPTION OF THE COMPANY'S
                             1999 STOCK OPTION PLAN

BACKGROUND AND PURPOSE

         In September 1999 the Board of Directors adopted the Company's 1999 Stock Option Plan in the form attached hereto as Appendix B (the "Option Plan") and recommended that it be submitted to the Company's shareholders for their approval at the Annual Meeting. Pursuant to the Option Plan, the employees of the Company are given an opportunity to acquire common stock of the Company ("Common Stock"). The Option Plan is intended to supersede the 1986 Option Plan. The effective date of the Option Plan is __________ ____, 1999. No awards have been made under the Option Plan as of the date of this Proxy Statement. The affirmative vote of a majority of the shares of Common Stock present, or represented, and entitled to vote at the Annual Meeting is required for approval of the adoption of the Option Plan.

         The ability to offer the Company's employees an opportunity to acquire shares of the Common Stock of the Company provides another means by which the Company may compensate its employees and provide competitive compensation levels without increasing its cash requirements. By providing competitive compensation levels the Company can attract and retain competent personnel. Further, the Board of Directors believes that an employee stock ownership plan, such as the Option Plan, provides an incentive to employees to promote the best interests of the Company because they have an opportunity to acquire a proprietary interest in the Company and ultimately to benefit from appreciation in the value of the Stock.

         Shareholder approval of the Option Plan is required (i) for purposes of compliance with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which are further described below, (ii) in order for the Option Plan to be eligible under the "plan lender" exemption from the margin requirements of Regulation G promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and
(iii) by the rules of the Nasdaq National Market.

         The Board of Directors recommends a vote FOR Proposal 3. An affirmative vote by the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting is required to approve the adoption of the Option Plan.

DESCRIPTION OF PLAN

         A total of 500,000 shares of Common Stock are reserved for issuance under the Option Plan, with such number to be appropriately adjusted in the event of stock splits, stock dividends, combinations or reclassification of shares of Common Stock of the Company, or like capital adjustments. The Option Plan provides for the granting to key employees of both "incentive stock options," within the meaning of section 422A of the Code and "non-qualified stock options." An incentive stock option has certain tax advantages for the participant as compared to a non-qualified stock option.

         Although the stock options authorized under the Option Plan are similar to those under the 1986 Option Plan, the Board determined to adopt an entirely new plan in order to respond to a number of changes and proposed changes relating to Rule 16b-3 under the Exchange Act and regulations under Section 162(m) of the Code and otherwise to add flexibility to annual incentive awards and other performance-based awards intended to qualify for corporate tax deductions under Section 162(m), to increase the number of shares of Common Stock that may be subject to stock options, and to otherwise adopt provisions intended to enable the Committee to better promote the goals of the Company's compensation policies and programs, as discussed above.

         The following is a summary of certain principal features of the Option Plan. This summary is qualified in its entirety by reference to the complete text of the Option Plan, which is attached to this Proxy Statement as Appendix
B. Shareholders are urged to read the actual text of the Option Plan in its entirety.

         SHARES AVAILABLE FOR AWARDS; ANNUAL PER-PERSON LIMITATIONS. Under the Option Plan, the total number of shares of Common Stock that may be subject to the granting of Options under the Option Plan at any time during the term of the Option Plan shall be equal to 500,000 shares.

         The Option Plan provides for administration by the Stock Option Committee appointed by the Board of Directors who may change the members at any time, which will determine, by majority vote, the key employees to be granted options under the Option Plan, the number of shares subject to each option and the option price, and which will specify whether options granted are incentive stock options or non-qualified stock options. Members of the Committee will not be eligible to receive options under the Option Plan unless approved by the members of the Board of Directors who are not members of the Stock Option Committee. No options granted under the Option Plan will be transferable by the optionee other than by will or by the laws of descent and distribution, and each option will be exercisable, during the lifetime of the optionee, only by the optionee. Any options granted to an employee will terminate three months after the optionee's termination of employment except in cases of (i) disability occurring while employed or (ii) death while employed or within three months thereafter. No options may be granted under the Option Plan commencing 10 years after adoption of the Option Plan.

         The exercise price of any incentive stock option granted under the Option Plan shall be not less than the fair market value of the shares subject to the option on the date of grant. The exercise price of any non-qualified stock option granted under the Option Plan shall be not less than 85% of the fair market value of the shares subject to the option on the date of grant. The term of each option and the manner in which it may be exercised will be determined by the Committee, subject to the requirements that no option may be exercisable more than 10 years after the date of grant. With respect to any incentive stock option granted to an employee who owns stock possessing more than 10% of the voting rights of the Company's outstanding capital stock on the date of grant, the exercise price of the option must be at least equal to 110% of the fair market value of the shares subject to the option on the date of grant and the option may not be exercisable more than five years after the date of grant. The aggregate fair market value of the Common Stock (determined at the date of the option grant) for which any employee may be granted incentive stock options under the Option Plan in any calendar year may not exceed $100,000, plus certain permissible carry over allowances. The Option Plan permits the exercise of options either by a cash payment or, with the consent of the Committee, by surrender of shares of Common Stock, valued at fair market value at the date of surrender, or a combination thereof.

         The Option Plan may be amended, suspended or terminated by the Board of Directors at any time, but no such action may impair rights under a previously granted option.

PERFORMANCE GRAPH

         The following graph shows a comparison of five year-cumulative total returns to shareholders for the Company, Center for Research in Security Prices ("CRSP") Index for NASDAQ Stock Market (U.S. Companies) and CRSP Index for NASDAQ Stocks (SIC 5730-5739 U.S. Companies) of U.S. Companies operating radio, television, consumer electronics and/or music stores.

                           [PERFORMANCE GRAPH OMITTED]

         The following table presents in tabular form the data set forth in the performance graph to be included in this Proxy Statement:

-------------------------------------------------------------------------------------------------------------------
                                     LEGEND

    SYMBOL       CRSP TOTAL RETURNS INDEX FOR:      06/1993    06/1994    06/1995     06/1996    06/1997    06/1998
    ------       -----------------------------      -------    -------    -------     -------    -------    -------
   /square/      Sound Advice, Inc.                   100.0      102.2       56.5        37.0       37.0       54.3

   /circle/      Nasdaq Stock Market (US              100.0      101.0      134.8       173.1      210.6      277.1
                 Companies)

  /triangle/     NASDAQ Stocks (SIC 5730-5739         100.0       71.8       76.2        57.3       33.7       49.7
                 US Companies) Radio,
                 Television, Consumer
                 Electronics, and Music Stores
---------------------------------------------------------------------------------------------------------------------

NOTES:

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

B. The indexes are reweighted daily, using the market capitalization on the previous trading day.

C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

D.   The index level for all series was set to $100.0 on 06/30/93.

                              CERTAIN TRANSACTIONS

         G. Kay Griffith, a director and until February 1996 the Executive Vice President and Chief Administrative Officer of the Company, had provided consulting services to the Company from February 1996 through November 1996. For providing such services, Ms. Griffith received compensation of $13,333.33 per month. Accordingly, the compensation received by Ms. Griffith during fiscal year 1997 in this capacity aggregated approximately $66,667.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         KPMG acted as the Company's independent public accountants for the Company's fiscal year ended January 31, 1999. This firm has acted as the independent public accountants for the Company since fiscal year 1993. It is anticipated that the Audit Committee of the Board of Directors of the Company will recommend to the Board for its approval the selection of KPMG to serve as the Company's independent public accountants for the fiscal year ending January 31, 2000, after the Audit Committee has undertaken the appropriate review, including reviewing the terms of engagement of KPMG for fiscal year 1999. Such independent public accountants, if selected by the Board of Directors, will continue to serve at the pleasure of the Board. The selection of independent public accountant is not being submitted to shareholders for approval because there is no legal requirement to do so. A representative of KPMG is expected to be present at the Annual Meeting in order to have the opportunity to make a statement, if such representative desires to do so, and to be available to respond to appropriate questions relating to the examination by KPMG of the Company's 1999 consolidated financial statements.

                  SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

         Shareholder proposals intended to be presented at the 1999 annual shareholders' meeting must be submitted to the Secretary of the Company, at the principal executive offices of the Company, 1901 Tigertail Boulevard, Dania Beach, Florida 33004, no later than ___________ __, 2000, in order to receive consideration for inclusion in the Company's 2000 proxy materials. Any such shareholder proposal must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934.

                                  OTHER MATTERS

         EACH PERSON SOLICITED HEREUNDER CAN OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (WITH EXHIBITS) FOR THE COMPANY'S FISCAL YEAR ENDED JANUARY 31, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BY SENDING A WRITTEN REQUEST TO KENNETH L. DANIELSON, THE CHIEF FINANCIAL AND ACCOUNTING OFFICER OF THE COMPANY, AT THE COMPANY'S EXECUTIVE OFFICES LOCATED AT 1901 TIGERTAIL BOULEVARD, DANIA BEACH, FLORIDA 33004.

                                        By Order of the Board of Directors

                                        /s/    MICHAEL BLUMBERG
                                               ---------------------------------
                                               Michael Blumberg
                                               SECRETARY

September ___, 1999

                               SOUND ADVICE, INC.
            1999 ANNUAL MEETING OF SHAREHOLDERS--[OCTOBER ___,] 1999
          PROXY SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

         The undersigned hereby constitutes and appoints Peter Beshouri and Michael Blumberg, and each of them, as attorneys and proxies of the undersigned, with full power of substitution for and in the name, place and stead of the undersigned, to appear at the annual meeting of shareholders of Sound Advice, Inc. to be held on the ___ day of [October], 1999, and at any postponement or adjournment thereof, and to vote all of the shares of Sound Advice, Inc. which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned hereby directs that this proxy be voted as follows:

1.       To elect a board of five directors for the ensuing year.

         [_] FOR the election of all nominees: Peter Beshouri, Michael Blumberg, G. Kay Griffith, William F. Hagerty, IV and Herbert
                  A. Leeds as directors.

         [_]      WITHHOLD AUTHORITY to vote for all nominees.

                  To WITHHOLD AUTHORITY to vote for any individual, write that nominee's name on the space provided below.

                  ______________________________________________________________

2. To approve an amendment to the Company's Articles of Incorporation to create three classes of directors to serve for three-year staggered terms.

         [_]      FOR APPROVAL

         [_]      AGAINST APPROVAL

         [_]      ABSTAIN

3. To approve and adopt the Company's 1999 Stock Option Plan.

         [_]      FOR APPROVAL

         [_]      AGAINST APPROVAL

         [_]      ABSTAIN

4. Upon such other business as may properly come before the annual meeting. This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL OF THE AFOREMENTIONED NOMINEES LISTED IN PROPOSAL NO. 1 AS DIRECTORS, FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION AND FOR APPROVAL OF THE ADOPTION OF THE COMPANY'S 1999 STOCK OPTION PLAN.

         A majority of said proxies present and acting in person or by their substitutes (or if only one is present and acting, then that one) may exercise all the powers conferred hereby. DISCRETIONARY AUTHORITY IS

CONFERRED HEREBY AS TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

         Receipt of the Company's 1999 Annual Report to Shareholders and the Notice of Annual Meeting of Shareholders to be held [October ___,] 1999, and the Proxy Statement relating thereto is hereby acknowledged.

         PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE PAID ENVELOPE.

                                    Dated_______________________________ 1999
                                             (Please date this Proxy)

                                    ____________________________________________
                                                   Signature(s)

                                    ____________________________________________
                                                 If Held Jointly

                                    Note: It would be helpful if you signed your name exactly as it appears hereon, indicating any official position or representative capacity. If shares are registered in more than one name, all owners must sign.

                              PROPOSED AMENDED AND
                       RESTATED ARTICLES OF INCORPORATION
                              OF SOUND ADVICE, INC.

                        (PROPOSED AMENDMENTS IN ITALICS)

         We, the undersigned, hereby associate ourselves together for the purpose of becoming a corporation for profit under the laws of the State of
Florida:

         5.       The name of the corporation is SOUND ADVICE, INC.

         6. The general nature of the business or businesses to be transacted is:

                  (a) To carry on the business of purchasing and selling at wholesale and retail electronic equipment and component parts and all businesses necessarily or impliedly incidental thereto.

                  (b) To buy, sell, exchange, lease, lend, import, export, manufacture, repair, service, improve, manage, deal and trade in any and all kinds of property, real, personal or mixed, of whatsoever nature and wheresoever situated, as principal, agent, factor, correspondent, or broker, for the corporation account or for the account of others.

                  (c) To negotiate, invest in, acquire, buy, sell, transfer, convey, encumber, hypothecate, exchange, trade, service, deal in any and all types of investments and securities, as principal, agent, factor, correspondent, representative or broker.

                  (d) To engage in any and all lawful businesses, trades, occupations and professions.

                  (e) To generally engage in, do and perform any enterprise, act or vocation that a natural person might or could do or perform.

                  (f) To engage in any commercial, industrial and agricultural enterprises calculated or designed to be profitable to this corporation and in conformity with the laws of the State of Florida.

         7. The aggregate number of shares which the corporation shall have the authority to issue is ten million (10,000,000) shares of common stock, all of which are to have a par value of one cent ($0.01).

         8. The amount of capital with which the corporation shall begin business shall be Five Hundred ($500.00) Dollars.

         9.       The corporation is to have perpetual existence.

         10. The post office address of the principal office of the corporation is 1901 Tigertail Boulevard, Dania Beach, Florida 33004.

         11.      DIRECTORS

                  (A) NUMBER. THE NUMBER OF DIRECTORS OF THE CORPORATION MAY BE EITHER INCREASED OR DECREASED FROM TIME TO TIME AS PROVIDED FOR IN THE BY-LAWS OF THE CORPORATION, BUT SHALL NEVER BE LESS THAN ONE.

                  (B) STAGGERED TERMS. THE BOARD OF DIRECTORS SHALL BE DIVIDED INTO THREE CLASSES, AS NEARLY EQUAL IN NUMBER AS POSSIBLE. THE FIRST DIRECTOR IN EXCESS OF THE NUMBER DIVISIBLE BY THREE SHALL BE ASSIGNED TO CLASS I, AND ANY ADDITIONAL DIRECTOR SHALL BE ASSIGNED TO CLASS III, AS THE CASE MAY BE. AT THE FIRST ELECTION OF DIRECTORS TO SUCH CLASSIFIED BOARD OF DIRECTORS, EACH CLASS I DIRECTOR SHALL BE ELECTED TO SERVE UNTIL THE NEXT ENSUING ANNUAL MEETING OF SHAREHOLDERS, EACH CLASS II DIRECTOR SHALL BE ELECTED TO SERVE UNTIL THE SECOND ANNUAL MEETING OF SHAREHOLDERS AND EACH CLASS III DIRECTOR SHALL BE ELECTED TO SERVE UNTIL THE THIRD ANNUAL MEETING OF SHAREHOLDERS. AT EACH ANNUAL MEETING OF SHAREHOLDERS FOLLOWING THE MEETING AT WHICH THE BOARD OF DIRECTORS IS INITIALLY CLASSIFIED, THE NUMBER OF DIRECTORS EQUAL TO THE NUMBER OF DIRECTORS OF A CLASS WHOSE TERM EXPIRES AT THE TIME OF SUCH MEETING SHALL BE ELECTED TO SERVE UNTIL THE THIRD ENSUING ANNUAL MEETING OF SHAREHOLDERS. NOTWITHSTANDING ANY OF THE FOREGOING PROVISIONS OF THIS ARTICLE 7, DIRECTORS SHALL SERVE UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED OR UNTIL THEIR EARLIER DEATH, RESIGNATION OR REMOVAL FROM OFFICE, OR UNTIL THERE IS A DECREASE IN THE NUMBER OF DIRECTORS; PROVIDED, HOWEVER, THAT NO DECREASE IN THE NUMBER OF DIRECTORS SHALL HAVE THE EFFECT OF SHORTENING THE TERM OF ANY INCUMBENT DIRECTOR.

         12. The names and post office address of the President and Secretary-Treasurer are:

                  President        PETER BESHOURI          1901 Tigertail
                                                           Boulevard
                                                           Dania Beach, Florida
                                                           33304

                  Secretary        MICHAEL BLUMBERG        1901 Tigertail
                                                           Boulevard
                                                           Dania Beach, Florida
                                                           33304

         13. The Board of Directors is authorized to adopt By-laws, including provisions, governing the issuance of stock certificates to replace lost or destroyed stock certificates and provisions prohibiting the transfer of the stock of the corporation and of the preemptive rights to such stock, provided such By-laws are not contrary to the laws of the State of Florida.

         14. The corporation shall indemnify any officer or director, or any former officer or director, of the corporation to the fullest extent permitted by law.

         15. Any shareholder of record of the corporation holding 15% or more of the outstanding shares of common stock of the corporation shall be entitled to require cumulative voting for the election of the directors of the corporation at the next shareholders' meeting to be held by he corporation for the purpose of the election of directors provided such shareholder, at the time such shareholder holds 15% or more of the outstanding common stock of the corporation, shall elect to require cumulative voting by giving written notice to the President or Vice President of the corporation no later than six months after the holding of the previous shareholders' meeting at which directors of the corporation were elected. In such event, each shareholder of the corporation at the next shareholders' meeting for the election of directors shall be allowed to cumulatively vote his shares and give one candidate as many votes as the number of directors to be elected multiplied by the number of said shareholders' shares or to distribute such votes on the same principle among as many candidates as such shareholder may wish. The right to vote cumulatively as herein provided shall not be further restricted or qualified by any provision in the By-laws of the company.

                     ---------------------------------------

                               SOUND ADVICE, INC.
                             1999 STOCK OPTION PLAN

                     ---------------------------------------

                  PURPOSE. The purpose of this Plan is to advance the interests of SOUND ADVICE, INC., a Florida corporation (the "Company"), and its Subsidiaries by providing an additional incentive to attract and retain qualified and competent persons who provide services to the Company and its Subsidiaries, and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent, through the encouragement of stock ownership in the Company by such persons.

                  DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

                           "Board" shall mean the Board of Directors of the
Company.

                           "Committee" shall mean the committee appointed by the
Board pursuant to Section 13(a) hereof.

                           "Common Stock" shall mean the Company's Common Stock,
par value $.01 per share.

                           "Company" shall mean SOUND ADVICE, INC., a Florida
corporation.

                           "Director" shall mean a member of the Board.

                           "Disability" shall have the same meaning as described
in Section 22(e) of the Internal Revenue Code.

                           "Fair Market Value" of a Share on any date of
reference shall mean the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding such date, unless the Committee or the Board in its sole discretion shall determine otherwise in a fair and uniform manner. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the last reported sale price of Common Stock on such system or, if sales prices are not reported, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, as reported in any newspaper of general circulation or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days. If neither (i), (ii), or (iii) above is applicable, then Fair Market Value shall be determined in good faith by the Committee or the Board in a fair and uniform manner.

                           "Incentive Stock Option" shall mean an incentive
stock option as defined in Section 422 of the Internal Revenue Code.

                           "Internal Revenue Code" shall mean the Internal
Revenue Code of 1986, as amended from time to time.

                           "Non-Qualified Stock Option" shall mean an Option
which is not an Incentive Stock Option.

                           "Officer" shall mean the Company's Chairman of the
Board, President, Chief Executive Officer, principal financial officer, principal accounting officer, any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of Subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company. As used in this paragraph, the phrase "policy-making function" does not include policy-making functions that are not significant. If pursuant to Item 401(b) of Regulation S-K (17 C.F.R. Section 229.401(b)) the Company identifies a person as an "executive officer," the person so identified shall be deemed an "Officer" even though such person may not otherwise be an "Officer" pursuant to the foregoing provisions of this paragraph.

                           "Option" (when capitalized) shall mean any option
granted under this Plan.

                           "Option Agreement" means the agreement between the
Company and the Optionee for the grant of an option.

                           "Optionee" shall mean a person to whom a stock option
is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

                           "Outside Director" shall mean a member of the Board
who qualifies as an "outside director" under Section 162(m) of the Internal Revenue Code and the regulations thereunder and as a "Non-Employee Director" under Rule 16b-3 promulgated under the Securities Exchange Act.

                           "Plan" shall mean this 1999 Stock Option Plan for the
Company.

                           "Retirement" shall mean the voluntary resignation by
an Optionee as an employee or a director of the Company or its Subsidiaries after the Optionee has attained age 65.

                           "Securities Exchange Act" shall mean the Securities
Exchange Act of 1934, as amended from time to time.

                           "Share" shall mean a share of Common Stock.

                           "Subsidiary" shall mean any corporation (other than
the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         SHARES AVAILABLE FOR OPTION GRANTS. The Committee or the Board may grant to Optionees from time to time Options to purchase an aggregate of up to Five Hundred Thousand (500,000) Shares from the Company's authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be cancelled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares.

         INCENTIVE AND NON-QUALIFIED OPTIONS.

                           An Option granted hereunder shall be either an
Incentive Stock Option or a Non-Qualified Stock Option as determined by the Committee or the Board at the time of grant of such Option and shall clearly state whether it is an Incentive Stock Option or a Non-Qualified Stock Option. All Incentive Stock Options shall be granted within 10 years from the effective date of this Plan. Incentive Stock Options may not be granted to any person who is not an employee of the Company or any Subsidiary.

                           Options otherwise qualifying as Incentive Stock
Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Section 422(b) of the Internal Revenue Code are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its parent and subsidiary corporations as defined in Section 424 of the Internal Revenue Code), exceeds $100,000.

         CONDITIONS FOR GRANT OF OPTIONS.

                           Each Option shall be evidenced by an option agreement
that may contain any term deemed necessary or desirable by the Committee or the Board, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be (i) those persons selected by the Committee or the Board from the class of all employees of, or persons who provide consulting or other services as independent contractors to, the Company or its Subsidiaries, including, without limitation, Directors and Officers who are employees, and
(ii) Directors who are not employees of the Company or of any Subsidiaries. Any person who files with the Committee or the Board, in a form satisfactory to the Committee or the Board, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

                           In granting Options, the Committee or the Board shall
take into consideration the contribution the person has made to the success of the Company or its Subsidiaries and such other factors as the Committee or the Board shall determine. The Committee or the Board shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee or the Board may from time to time in granting Options under the Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, (i) prescribing the date or dates on which the Option becomes exercisable, (ii) providing that the Option rights accrue or become exercisable in installments over a period of years, or upon the attainment of stated goals or both, or (iii) relating an Option to the continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

                           The Options granted to employees under this Plan
shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to employment or continuance of employment by the Company or its Subsidiaries.

                           Notwithstanding any other provision of this Plan, an
Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Internal Revenue
Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its parent or subsidiary corporation (as defined in Section 424 of the Internal Revenue Code) at the date of grant) unless the option price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

                           Notwithstanding any other provision of this Plan, and
in addition to any other requirements of this Plan, the aggregate number of Options granted to any one Optionee may not exceed 200,000, subject to adjustment as provided in Section 10 hereof.

                  OPTION PRICE. The option price per Share of any Option shall be any price determined by the Committee or the Board but shall not be less than the par value per Share; provided, however, that in no event shall the option price per Share of any Incentive Stock Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

                  EXERCISE OF OPTIONS. An Option shall be deemed exercised when
(i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the

Committee or the Board in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company or Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. The consideration to be paid for the Shares to be issued upon exercise of an Option as well as the method of payment of the exercise price and of any withholding and employment taxes applicable thereto, shall be determined by the Committee or the Board and may in the discretion of the Committee or the Board consist of: (1) cash, (2) certified or official bank check, (3) money order, (4) Shares that have been held by the Optionee for at least six (6) months (or such other Shares as the Company determines will not cause the Company to recognize for financial accounting purposes a charge for compensation expense), (5) the withholding of Shares issuable upon exercise of the Option, (6) pursuant to a "cashless exercise" procedure, by delivery of a properly executed exercise notice together with such other documentation, and subject to such guidelines, as the Board or the Committee shall require to effect an exercise of the Option and delivery to the Company by a licensed broker acceptable to the Company of proceeds from the sale of Shares or a margin loan sufficient to pay the exercise price and any applicable income or employment taxes, or (7) in such other consideration as the Committee or the Board deems appropriate, or by a combination of the above. In the case of an Incentive Stock Option, the permissible methods of payment shall be specified at the time the Option is granted. The Committee or the Board in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, or through the withholding of Shares issuable upon exercise of the Option, the value of the Shares surrendered or withheld shall be their Fair Market Value on the date the Option is exercised. The Company in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of an Option granted hereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with Optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at the prime rate of the Company's principal lender, and (iv) contain such other terms as the Committee or the Board in its sole discretion shall reasonably require. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in
Section 10 hereof.

                  EXERCISABILITY OF OPTIONS. Any Option shall become exercisable in such amounts, at such intervals and upon such terms as the Committee or the Board shall provide in such Option, except as otherwise provided in this Section 8.

                           The expiration date of an Option shall be determined
by the Committee or the Board at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date on which the Option is granted.

                           Unless otherwise provided in any Option, each
outstanding Option shall become immediately fully exercisable in the event of a "Change in Control" or in the event that the Committee or the Board exercises its discretion to provide a cancellation notice with respect to the Option pursuant to Section 9(b) hereof. For this purpose, the term "Change in Control" shall mean:

         Approval by the shareholders of the Company of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, in substantially the same proportions as their ownership immediately prior to such reorganization, merger, consolidation or other transaction, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned); or

         Individuals who, as of the date on which the Option is granted, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date on which the Option was granted whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A of Regulation 14A promulgated under the Securities Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board.; or

                           (iii) the acquisition (other than from the Company)
by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of 15% of [either the then outstanding shares of the Company's Common Stock or] the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a "Controlling Interest") excluding, for this purpose, any acquisitions by (1) the Company or its Subsidiaries, (2) any person, entity or "group" that as of the date on which the Option is granted owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of a Controlling Interest, (3) a trustee or other fiduciary holding securities under one or more employee benefit plan maintained by the Company or its Subsidiaries,
(4) any corporation which, immediately prior to such acquisition is owned directly or indirectly by the shareholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition, or (5) Peter Beshouri, Michael Blumberg, Joseph Piccirilli, Gregory Sturgis or any other person, who, as of the Effective Date of this Plan, directly or indirectly beneficially owns 5% or more of the voting securities of the Company; PROVIDED, HOWEVER, that a Change in Control shall not be deemed to occur solely because any person (the "Subject Person") acquired beneficial ownership of a Controlling Interest as a result of the acquisition by the Company of some of its voting securities which, by reducing the number of outstanding voting securities, increases the proportionate number of voting securities owned by the Subject Person; PROVIDED FURTHER that if the Subject Person thereafter becomes the beneficial owner of any additional voting securities of the Company which increases the percentage of the then outstanding voting securities beneficially owned by the Subject Person, then a Change in Control shall occur.

                           The Committee or the Board may in its sole
discretion, accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

                           The Committee or the Board may, in its discretion, in
connection with and at the time of granting a Non-Qualified Stock Option, provide that such Non-Qualified Stock Option shall accelerate and become fully exercisable upon the termination of the Optionee's employment or service with the Company or its Subsidiaries by reason of either the death or as a result of a Disability.

                  TERMINATION OF OPTION PERIOD. (a) Unless otherwise provided in any Option agreement, the unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                           if the Option is an Incentive Stock Option: the
                               expiration of ten years from the date on which the Option was granted, expect as otherwise provided in subsection 5(d) hereof;

                           immediately upon the termination of the Optionee's
                               employment with the Company or its Subsidiaries for cause; provided that the Committee or the Board shall have the right to determine whether the Optionee has been terminated for cause and the date of such termination, and such determination of the Committee or the Board shall be final and conclusive;

                           immediately upon the termination of the Optionee's
                               employment with the Company or its Subsidiaries if such termination constitutes or is attributable to a breach by the Optionee of an employment agreement with the Company, its parent company, or its Subsidiaries (a "Breach");

                           the expiration of such period of time or the
                               occurrence of such event as the Committee or the Board in its discretion may provide for in any Option;

                           three months after the date on which the Optionee's
                               employment with the Company or its Subsidiaries is terminated other than by reason of (A) Cause,
                               (B) a Breach, (C) a Disability as determined by a medical doctor satisfactory to the Committee, or
                               (D) death of the Optionee; PROVIDED, HOWEVER, that if the Optionee shall die during such three-month period, the time of termination of the unexpired portion of any such Option shall be determined under the provision of paragraph (7) of this subsection 9(a)(i);

                           twelve months after the date on which the Optionee's
                               employment with the Company or its Subsidiaries is terminated by reason of a Disability, as determined by a medical doctor satisfactory to the Committee or the Board; or

                           the expiration of six months following the issuance
                               of letters testamentary or letters of
                               administration to the personal representative, executor or administrator of the estate of a deceased Optionee, if the Optionee's death occurs either (A) during his employment with the Company or its Subsidiaries or (B) during the three-month period following the date of termination of such employment (other than a termination described in paragraphs (2) and (3) of this subsection 9(a)(i)), but in no event later than twelve months after the date of Optionee's death.

                           if the Option is a Non-Qualified Stock Option: the
                               expiration of ten years from the date on which the Option was granted, expect as otherwise provided in subsection 5(d) hereof;

                           immediately upon the termination of the Optionee's
                               employment with the Company or its Subsidiaries for cause; provided that the Committee or the Board shall have the right to determine whether the Optionee has been terminated for cause and the date of such termination, and such determination of the Committee or the Board shall be final and conclusive;

                           immediately upon the termination of the Optionee's
                               employment with the Company or its Subsidiaries due to a Breach by Optionee;

                           the expiration of such period of time or the
                               occurrence of such event as the Committee or the Board in its discretion may provide for in any Option;

                           two years after the date on which the Optionee's
                               employment with the Company or its Subsidiaries is terminated for any reason (including, without limitation, as a result of a Disability, voluntary resignation within sixty days after a Change in Control, or Retirement) other than by reason of (A) Cause, (B) a Breach, or (C) a termination provided for in paragraph (6) of this subsection 9(a)(ii); or

                           three months after the date on which Optionee's
                               employment with the Company or its Subsidiaries is terminated as a result of the Optionee's voluntary resignation other than (A) within sixty days after a Change in Control or (B) as a result of Retirement; PROVIDED, HOWEVER, that if Optionee shall die during the three-month period, the time of termination of the unexpired portion of such nonqualified Option shall be six months following the issuance of letters testamentary or letters of administration to the personal representative, executor or administrator of the estate of a deceased Optionee, but in no event later than one year after the Optionee's death; or

                           two years after the date on which the Optionee's
                               employment with the Company or its Subsidiaries is terminated by reason of Optionee's death.

All references herein to the termination of the Optionee's employment shall, in the case of a Optionee who is not an employee of the Company or a Subsidiary, refer to the termination of the Optionee's service with the Company.

                           To the extent not previously exercised, (i) each
Option shall terminate immediately in the event of (1) the liquidation or dissolution of the Company, or (2) any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, unless the successor corporation, or a parent or subsidiary of such successor corporation, assumes the Option or substitutes an equivalent option or right pursuant to Section 10(c) hereof, and (ii) the Committee or the Board in its sole discretion may by written notice ("cancellation notice") cancel, effective upon the consummation of any corporate transaction described in Subsection 8(b)(i) hereof in which the Company does survive, any Option that remains unexercised on such date. The Committee or the Board shall give written notice of any proposed transaction referred to in this Section 9(b) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that Optionees may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Options that then are exercisable (including any Options that may become exercisable upon the closing date of such transaction). An Optionee may condition his exercise of any Option upon the consummation of a transaction referred to in this Section 9(b).

                  ADJUSTMENT OF SHARES.

                           If at any time while the Plan is in effect or
unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

         appropriate adjustment shall be made in the maximum number of Shares available for grant under the Plan, or available for grant to any person under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and
         the Board or the Committee may, in its discretion, make any adjustments it deems appropriate in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

                           Unless otherwise provided in any Option, the
Committee or the Board may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's or Board's sole discretion, such adjustments become appropriate so as to preserve but not increase benefits under the Plan.

                           In the event of a proposed sale of all or
substantially all of the Company's assets or any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, where the securities of the successor corporation, or its parent company, are issued to the Company's shareholders, then the successor corporation or a parent of the successor corporation may, with the consent of the Committee or the Board, assume each outstanding Option or substitute an equivalent option or right. If the successor corporation, or its parent, does not cause such an assumption or substitution to occur, or the Committee or the Board does not consent to such an assumption or substitution, then each Option shall terminate pursuant to Section 9(b) hereof upon the consummation of sale, merger, consolidation or other corporate transaction.

                           Except as otherwise expressly provided herein, the
issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made to, the number of or exercise price for Shares then subject to outstanding Options granted under the Plan.

                           Without limiting the generality of the foregoing, the
existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

                  TRANSFERABILITY OF OPTIONS AND SHARES.

                           No Incentive Stock Option, and unless the prior
written consent of the Committee or the Board is obtained (which consent may be withheld for any reason) and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act no Non-Qualified Stock Option, shall be subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or the laws of descent and distribution, and any attempt to make any such prohibited transfer shall be void. Each Option shall be exercisable during the Optionee's lifetime only by the Optionee, or in the case of a Non-Qualified Stock Option that has been assigned or transferred with the prior written consent of the Committee or the Board, only by the permitted assignee.

                           No Shares acquired by an Officer or Director pursuant
to the exercise of an Option may be sold, assigned, pledged or otherwise transferred prior to the expiration of the six-month period following the date on which the Option was granted, unless the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act.

                  ISSUANCE OF SHARES.

                           Notwithstanding any other provision of this Plan, the
Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

                           As a condition to any sale or issuance of Shares upon
exercise of any Option, the Committee or the Board may require such agreements or undertakings as the Committee or the Board may deem necessary or advisable to facilitate compliance with any applicable law or regulation including, but not limited to, the following:

         a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

         a representation, warranty and/or agreement to be bound by any legends endorsed upon the certificate(s) for such Shares that are, in the opinion of the Committee or the Board, necessary or appropriate to facilitate compliance with the provisions of any securities laws deemed by the Committee or the Board to be applicable to the issuance and transfer of such Shares.

         ADMINISTRATION OF THE PLAN.

                           The Plan shall be administered by the Board or by a
committee appointed by the Board (the "Committee") which shall be composed of two or more Directors all of whom shall be Outside Directors. The membership of the Committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16b-3 promulgated under the Securities Exchange Act and Section 162(m) of the Internal Revenue Code. The Committee shall serve at the pleasure of the Board and shall have the powers designated herein and such other powers as the Board may from time to time confer upon it.

                           The Board may grant Options pursuant to this Plan to
Directors who are not employees of the Company or any Subsidiary and/or other persons to whom Options may be granted under Section 5(a) hereof.

                           The Committee or the Board, from time to time, may
adopt rules and regulations for carrying out the purposes of the Plan. The determinations by the Committee or the Board, and the interpretation and construction of any provision of the Plan or any Option by the Committee or the Board, shall be final and conclusive.

                           Any and all decisions or determinations of the
Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or (ii) without a meeting by the unanimous written approval of the members of the Committee.

                           No member of the Board or the Committee shall be
liable for any action or determination made in good faith with respect to this Plan or any option granted hereunder.

                  WITHHOLDING OR DEDUCTION FOR TAXES. If at any time specified herein for the making of any issuance or delivery of any Option or Common Stock to any Optionee or beneficiary, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for, any taxes or take any other action in connection with the issuance or delivery then to be made, such issuance or delivery shall be deferred until such withholding or deduction shall have been provided for by the Optionee or beneficiary, or other appropriate action shall have been taken.

         INTERPRETATION.

                           As it is the intent of the Company that the Plan
comply in all respects with Rule 16b-3 promulgated under the Securities Exchange Act ("Rule 16b-3"), any ambiguities or inconsistencies in construction of the Plan shall be interpreted to give effect to such intention, and if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. The Committee or the Board may from time to time adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

                           The Plan and any Option agreements entered into
pursuant to the Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as Incentive Stock Options under section 422 of the Internal Revenue Code. If any provision of the Plan or any such Option agreement should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan and the Option agreement shall be construed and enforced as if such provision had never been included in the Plan or the Option agreement.

                           This Plan shall be governed by the laws of the State
of Florida.

                           Headings contained in this Plan are for convenience
only and shall in no manner be construed as part of this Plan.

                           Any reference to the masculine, feminine, or neuter
gender shall be a reference to such other gender as is appropriate.

                  AMENDMENT AND DISCONTINUATION OF THE PLAN. The Committee or the Board may from time to time amend, suspend or terminate the Plan or any Option; provided, however, that, any amendment to the Plan shall be subject to the approval of the Company's shareholders if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or to comply with Section 162(m) of the Internal Revenue
Code) or the rules of any Stock exchange or automated quotation system on which the Common Stock may then be listed or granted. Except to the extent provided in Sections 9 and 10 hereof, no amendment, suspension or termination of the Plan or any Option issued hereunder shall substantially impair the rights or benefits of any Optionee pursuant to any Option previously granted without the consent of the Optionee.

                  EFFECTIVE DATE AND TERMINATION DATE. The effective date of the Plan is [ ], [the date on which the Board adopts this Plan,] and the Plan shall terminate on [ ]. The Plan shall be submitted to the shareholders of the Company for their approval and adoption and Options hereunder may be granted prior to such approval and adoption but contingent upon such approval and adoption.